UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 24, 2012
[Missing Graphic Reference]

DIGITAL ALLY, INC.
(Exact Name of Registrant as Specified in Charter)
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Nevada	001-33899	20-0064269
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 W. 110th Street, Suite 200, Overland Park, KS 66220
(Address of Principal Executive Offices) (Zip Code)

(913) 814-7774
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On July 24, 2012, Digital Ally, Inc. (the "Company") extended the maturity date of its $2.5 million credit facility with a private, third-party lender from May 30, 2013 to May 30, 2014.  The credit facility is composed of two promissory notes (the "Notes"):  one in the principal amount of $1.5 million issued in May 2011 and the other one in the principal amount of $1.0 million issued in November 2011.  The Notes bear interest at the rate of 8% per annum and are payable interest only on a monthly basis.  The Notes may be prepaid without penalty at any time.  The Notes are unsecured and subordinated to all existing future and senior indebtedness, as such term is defined in the Notes.  The Notes are equal in terms of the priority of their payment.

In connection with the extension of the maturity date of the Notes, the Company reduced the exercise price of the warrants that it had issued to the lender along with the Notes from $1.00 per share to $0.50 per share and extended their expiration dates to November 30, 2015.  The warrants are exercisable to purchase a total of 450,000 shares of Common Stock.

The Company issued Source Capital Group, Inc. a warrant exercisable to purchase 50,000 shares of Common Stock at a price of $0.50 per share through November 30, 2015 for its services in connection with the extension of the maturity date of the Notes.  Additionally, the Company reduced the exercise price of warrants it had issued to such firm in May and November 2011 from $1.00 per share to $0.50 per share and extended their maturity dates to November 30, 2015. Such warrants are exercisable to purchase 110,000 shares of Common Stock.

The information contained in this current report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

[Missing Graphic Reference]Item 9.01 FINANCIAL STATEMENT AND EXHIBITS

(d) Exhibits

10.31	Second Allonge to 8% Subordinated Note ($1.5 million), dated July 24, 2012
10.32	Allonge to 8% Subordinated Note ($1.0 million), dated July 24, 2012
10.33	Second Amendment to Common Stock Purchase Warrant (300,000 shares), dated July 24, 2012
10.34	Amendment to Common Stock Purchase Warrant (150,000 shares), dated July 24, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital Ally, Inc.

Date: July 30, 2012	By:	/s/ Stanton E. Ross
Name: Stanton E. Ross
Title: President and Chief Executive Officer